Exhibit 21.1

SUBSIDIARIES

Healthcare Management of America, Inc. (Delaware)
Healthcare Trust of America Holdings, LP (Delaware)
HTA - 1092 Madison, LLC (Delaware)
HTA - 1223 Washington, LLC (Delaware)
HTA - 13020 Telecom, LLC (Delaware)
HTA - 2750 Monroe, LLC (Delaware)
HTA - 560 Cleveland, LLC (Delaware)
HTA - 5995 Plaza Drive, LLC (Delaware)
HTA - Academy, LLC (Delaware)
HTA - Amarillo Hospital, LLC (Delaware)
HTA - Allegheny, LLC (Delaware)
HTA - Augusta SS Hospital, LLC (Delaware)
HTA - Austell, LLC (Delaware)
HTA - AW Florida, LP (Delaware)
HTA - AW Florida Medical Center Central, LLC (Delaware)
HTA - AW Florida Medical Center East, LLC (Delaware)
HTA - AW Florida Medical Center Land, LLC (Delaware)
HTA - AW Florida Medical Center Mall, LLC (Delaware)
HTA - AW Florida Medical Center North, LLC (Delaware)
HTA - AW Hialeah, LLC (Delaware)
HTA - AW, LLC (Delaware)
HTA - AW North Shore, LLC (Delaware)
HTA - AW Palmetto, LLC (Delaware)
HTA - AW Victor Farris, LLC (Delaware)
HTA - Baylor Legacy, LLC (Delaware)
HTA - Bayview, LLC (Delaware)
HTA - Beaumont, LLC (Delaware)
HTA - Biewind, LLC (Delaware)
HTA - Blue Ridge, LLC (Delaware)
HTA - Bonnie Brae, LLC (Delaware)
HTA - Brazos Valley I, LLC (Delaware)
HTA - Bristol West, LLC (Delaware)
HTA - Calvert, LLC (Delaware)
HTA - Camp Creek III, LLC (Delaware)
HTA - Camp Creek, LLC (Delaware)
HTA - Cannon Park Place, LLC (Delaware)
HTA - Cape Cod Healthcare, LLC (Delaware)
HTA - Carney MOB, LLC (Delaware)
HTA - Central Park, LLC (Delaware)
HTA - Cherokee EAT, LLC (Delaware)
HTA - Cherokee Medical Center, LLC (Delaware)
HTA - Chesterfield Rehab Hospital, LLC (Delaware)
HTA - Clear Lake LTACH, LLC (Delaware)
HTA - Commons V, LLC (Delaware)
HTA - Corsicana, LLC (Delaware)
HTA - County Line Road, LLC (Delaware)
HTA - Crawfordsville, LLC (Delaware)
HTA - Cypress Station, LLC (Delaware)
HTA - Dallas LTAC, LLC (Delaware)
HTA - Dallas SS Hospital, LLC (Delaware)

HTA - Decatur Medical Plaza, LLC (Delaware)
HTA - Denton, LLC (Delaware)
HTA - Des Peres, LLC (Delaware)
HTA - Desert Ridge, LLC (Delaware)
HTA - Duke Chesterfield Rehab, LLC (Delaware)
HTA - Dupont MOB, LLC (Delaware)
HTA - Durham Centre, LLC (Delaware)
HTA - E Florida LTC, LLC (Delaware)
HTA - East Cooper, LLC (Delaware)
HTA - East Cooper Medical Arts, LLC (Delaware)
HTA - Epler Parke Building B, LLC (Delaware)
HTA - Evansville Annex, LLC (Delaware)
HTA - Evansville Fourth, LLC (Delaware)
HTA - Evansville Gateway, LLC (Delaware)
HTA - Evansville Main, LLC (Delaware)
HTA - Evansville Westside, LLC (Delaware)
HTA - Fannin LP, LLC (Delaware)
HTA - Fannin, LLC (Delaware)
HTA - Federal North MOB, LLC (Delaware)
HTA - FL Ortho Institute ASC, LLC (Delaware)
HTA - Forest Park Frisco, LLC (Delaware)
HTA - Fort Road Medical, LLC (Delaware)
HTA - Fort Wayne, LLC (Delaware)
HTA - FP Pavillion, LLC (Delaware)
HTA - FP Tower, LLC (Delaware)
HTA - Gallery Medical, LLC (Delaware)
HTA - Gallery Medical Member, LLC (Delaware)
HTA - Galveston, LLC (Delaware)
HTA - Gateway Tucson, LLC (Delaware)
HTA - Good Sam Cancer Center, LLC (Delaware)
HTA - Good Sam MOB, LLC (Delaware)
HTA - Greenville CFM, LLC (Delaware)
HTA - Greenville CHOS, LLC (Delaware)
HTA - Greenville Cleveland Street, LLC (Delaware)
HTA - Greenville Greer MOB A, LLC (Delaware)
HTA - Greenville Greer MOB B, LLC (Delaware)
HTA - Greenville Life Center, LLC (Delaware)
HTA - Greenville Maxwell Pointe, LLC (Delaware)
HTA - Greenville Memorial CTC, LLC (Delaware)
HTA - Greenville Memorial ISB, LLC (Delaware)
HTA - Greenville Memorial MOB, LLC (Delaware)
HTA - Greenville Mills Avenue, LLC (Delaware)
HTA - Greenville Patewood Administration, LLC (Delaware)
HTA - Greenville Patewood MOB A, LLC (Delaware)
HTA - Greenville Patewood MOB B, LLC (Delaware)
HTA - Greenville Patewood MOB C, LLC (Delaware)
HTA - Greenville Travelers Rest, LLC (Delaware)
HTA - Greenville, LLC (Delaware)
HTA - Gwinnett, LLC (Delaware)
HTA - Hampden Place MOB (Delaware)
HTA - Heart & Family Health, LLC (Delaware)
HTA - Hilton Head, LLC (Delaware)
HTA - Holy Family MOB, LLC (Delaware)

HTA - Jackson’s Row, LLC (Delaware)
HTA - Jacksonville, LLC (Delaware)
HTA - Jupiter Medical Center Plaza, LLC (Delaware)
HTA - Jupiter Medical Park West, LLC (Delaware)
HTA - Jupiter Outpatient Center, LLC (Delaware)
HTA - Kapolei Medical Park, LLC (Delaware)
HTA - Kendall, LLC (Delaware)
HTA - King Street, LLC (Delaware)
HTA - Kokomo Medical Office Park, LLC (Delaware)
HTA - Largo Medical Center, LLC (Delaware)
HTA - Lenox Medical Land, LLC (Delaware)
HTA - Lenox Medical, LLC (Delaware)
HTA - Lewisville MOB, LLC (Delaware)
HTA - Liberty Falls Medical Plaza, LLC (Delaware)
HTA - Lima, LLC (Delaware)
HTA - Lima-207, LLC (Delaware)
HTA - Lincoln Medical Center, LLC (Delaware)
HTA - Lincoln Park Boulevard, LLC (Delaware)
HTA - Loch Raven, LLC (Delaware)
HTA - Lomita, LLC (Delaware)
HTA - Lone Tree, LLC (Delaware)
HTA - Macneal Windsor, LLC (Delaware)
HTA - Macneal 3300 Oak Park, LLC (Delaware)
HTA - Macneal 3340 Oak Park, LLC (Delaware)
HTA - Maple Avenue Investor, LLC (Delaware)
HTA - Maple Avenue, LLC (Delaware)
HTA - Marietta Health Park, LLC (Delaware)
HTA - Market Exchange, LLC (Delaware)
HTA - Meadowview, LLC (Delaware)
HTA - McMullen, LLC (Delaware)
HTA - Medical Portfolio 1, LLC (Delaware)
HTA - Medical Portfolio 2, LLC (Delaware)
HTA - Medical Portfolio 2-St. Louis, LLC (Delaware)
HTA - Medical Portfolio 3, LLC (Delaware)
HTA - Medical Portfolio 4, LLC (Delaware)
HTA - Medical Portfolio 4-Parma, LLC (Delaware)
HTA - Medical Portfolio 4-Phoenix, LLC (Delaware)
HTA - Monroeville, LLC (Delaware)
HTA - Morton MOB, LLC (Delaware)
HTA - Moss Creek, LLC (Delaware)
HTA - Mountain Empire, LLC (Delaware)
HTA - Mountain Plains-TX, LLC (Delaware)
HTA - MPOC, LLC (Delaware)
HTA - Nashoba MOB 1, LLC (Delaware)
HTA - Nashoba MOB 2, LLC (Delaware)
HTA - Nasseff MOB, LLC (Delaware)
HTA - Northern Berkshire, LLC (Delaware)
HTA - Northwest Medical Park, LLC (Delaware)
HTA - Northmeadow, LLC (Delaware)
HTA - Norwood Cancer Center, LLC (Delaware)
HTA - Norwood MOB, LLC (Delaware)
HTA - Nutfield Professional Center, LLC (Delaware)
HTA - Oklahoma City, LLC (Delaware)

HTA - Orlando SS Hospital, LLC (Delaware)
HTA - Overlook, LLC (Delaware)
HTA - Overlook II LLC (Delaware)
HTA - Oviedo, LLC (Delaware)
HTA - Park Meadows EAT, LLC (Delaware)
HTA - ParkRidge, LLC (Delaware)
HTA - Patroon Creek, LLC (Delaware)
HTA - Peachtree, LLC (Delaware)
HTA - Pearland Broadway, LLC (Delaware)
HTA - Pearland Cullen, LLC (Delaware)
HTA - Penn Ave, LLC (Delaware)
HTA - Phoenix Estrella, LLC (Delaware)
HTA - Phoenix Medical Center, LLC (Delaware)
HTA - Phoenix Paseo, LLC (Delaware)
HTA - Port Arthur, LLC (Delaware)
HTA - Post Oak Centre North, LLC (Delaware)
HTA - Poughkeepsie, LLC (Delaware)
HTA - PPG Portfolio, LLC (Delaware)
HTA - PPG Preferred, LLC (Delaware)
HTA - Presidential LLC (Delaware)
HTA - Putnam Center, LLC (Delaware)
HTA - Quivira Medical Plaza, LLC (Delaware)
HTA - Raleigh, LLC (Delaware)
HTA - Region Health, LLC (Delaware)
HTA - Renaissance, LLC (Delaware)
HTA - Rush, LLC (Delaware)
HTA - San Angelo, LLC (Delaware)
HTA - San Martin, LLC (Delaware)
HTA - Santa Fe 1640, LLC (Delaware)
HTA - Santa Fe 440, LLC (Delaware)
HTA - Sapling Grove, LLC (Delaware)
HTA - SC 13041 DWB, LLC (Delaware)
HTA - SC Boswell Medical, LLC (Delaware)
HTA - SC Boswell West, LLC (Delaware)
HTA - SC Cardiac Care, LLC (Delaware)
HTA - SC Eye Institute, LLC (Delaware)
HTA - SC Lakes Club, LLC (Delaware)
HTA - SC Lakes Medical Plaza I, LLC (Delaware)
HTA - SC Lakes Medical Plaza II, LLC (Delaware)
HTA - SC Lakeview Medical Arts, LLC (Delaware)
HTA - SC Lakeview Plaza Centre, LLC (Delaware)
HTA - SC Royal Oaks, LLC (Delaware)
HTA - Scottsdale, LLC (Arizona)
HTA - SCW Colonnade, LLC (Delaware)
HTA - SCW Granite Valley MOB, LLC (Delaware)
HTA - SCW Granite Valley MOB II, LLC (Delaware)
HTA - SCW Mountain View, LLC (Delaware)
HTA - SCW Webb Medical A, LLC (Delaware)
HTA - SCW Webb Medical B, LLC (Delaware)
HTA - SCW Webb Medical C, LLC (Delaware)
HTA - SCW West Medical Arts, LLC (Delaware)
HTA - Senior Care Portfolio 1, LLC (Delaware)
HTA - Sierra Vista, LLC (Delaware)

HTA - SJ Providence, LLC (Delaware)
HTA - Skylyn, LLC (Delaware)
HTA - South Crawford Member LLC (Delaware)
HTA - Southcrest, LLC (Delaware)
HTA - Southpointe, LLC (Delaware)
HTA - St. Annes MOB 1, LLC (Delaware)
HTA - St. Annes MOB 2, LLC (Delaware)
HTA - St. Elizabeths MOB 1, LLC (Delaware)
HTA - St. Elizabeths MOB 2, LLC (Delaware)
HTA - St. Francis Medical Pavilion, LLC (Delaware)
HTA - St. Lucie Medical Center, LLC (Delaware)
HTA - St. Luke's, LLC (Delaware)
HTA - St. Mary Physician Center, LLC (Delaware)
HTA - Steward Guild, LLC (Delaware)
HTA - Sugar Land, LLC (Delaware)
HTA - Sun City, LLC (Delaware)
HTA - Sunrise, LLC (Delaware)
HTA - Sunset, LLC (Delaware)
HTA - Tallahassee SS Hospital, LLC (Delaware)
HTA - Taylor Station, LLC (Delaware)
HTA - Texas City, LLC (Delaware)
HTA - Thunderbird Medical, LLC (Delaware)
HTA - Tides Medical Arts Center, LLC (Delaware)
HTA - Triad, LLC (Delaware)
HTA - Triumph, LLC (Delaware)
HTA - TRS, Inc. (Delaware)
HTA - Tucson Medical Office, LLC (Delaware)
HTA - Tupper, LLC (Delware)
HTA - Underhill, LLC (Delaware)
HTA - Vista Professional Center, LLC (Delaware)
HTA - Washington Medical Arts I Fee, LLC (Delaware)
HTA - Washington Medical Arts I, LLC (Delaware)
HTA - Washington Medical Arts II Fee, LLC (Delaware)
HTA - Washington Medical Arts II, LLC (Delaware)
HTA - Wellington, LLC (Delaware)
HTA - Westchester 220-230, LLC (Delaware)
HTA - Westchester 244, LLC (Delaware)
HTA - Westchester 210, LLC (Delaware)
HTA - Westchester 210 EAT, LLC (Delaware)
HTA - Wisconsin MOB 2, LLC (Delaware)
HTA - Wisconsin MOB Portfolio, LLC (Delaware)
HTA - Winter Park, LLC (Delaware)
HTA Tenant Services TRS, Inc. (Delaware)
Plan B MOB, LP (Texas)